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                                                                   EXHIBIT 23(B)

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARDS OF DIRECTORS
ELECTRONIC DATA SYSTEMS CORPORATION
GENERAL MOTORS CORPORATION:

     We hereby consent to the use of our reports included and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG PEAT MARWICK LLP

Dallas, Texas

May 31, 1995